UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report : May 29, 2009
(Date of earliest event reported)

AFFYMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	0-28218	77-0319159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3420 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 731-5000

___________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2009, Susan D. Desmond-Hellmann, M.D., M.P.H. notified Affymetrix, Inc. (the “Company”) that she has decided not to stand for re-election to the Company’s Board of Directors at its 2009 annual meeting of stockholders, to be held on June 17, 2009, in order to focus her time on her new position as Chancellor of the University of California, San Francisco.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMETRIX, INC.

Dated: June 2, 2009	By:	/s/ John F. Runkel, Jr.
John F. Runkel, Jr.
Executive Vice President,
General Counsel and Secretary